SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Mirum Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

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MIRUM PHARMACEUTICALS, INC.

950 TOWER LANE, SUITE 1050

FOSTER CITY, CA 94404

D45522-P54295

Your Vote Counts!

MIRUM PHARMACEUTICALS, INC.

2021 Annual Meeting

Vote by June 3, 2021

11:59 PM ET

You invested in MIRUM PHARMACEUTICALS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on June 4, 2021.

Get informed before you vote

View the Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Annual Meeting*
Point your camera here and	June 4, 2021
vote without entering a	9:00 AM (Pacific Time)
control number
950 Tower Lane Suite 1050 Foster City, California 94404

*	Please check the Annual Meeting materials for any special requirements for meeting attendance. At the Annual Meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Board
Voting Items		Recommends

1.	To elect the three Class II directors named below to hold office until the Company’s 2024 annual meeting of stockholders.

	Nominees:	For
01) Laurent Fischer, M.D.
02) Patrick Heron
03) Niall O’Donnell, Ph.D.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.	For

NOTE: To conduct any other business properly brought before the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D45523-P54295